Exhibit 32

CERTIFICATION FILED PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lone Star Technologies, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned hereby certifies in his capacity as an officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.                                       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Rhys J. Best		/s/ Charles J. Keszler

Rhys J. Best		Charles J. Keszler
Chief Executive Officer		Chief Financial Officer

Date:	March 1, 2005